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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): July 30, 1997 (July 29, 1997)



                              DYERSBURG CORPORATION
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             (Exact name of registrant as specified in its charter)


                     Tennessee                              1-11126                      62-1363247
----------------------------------------------       ----------------------          ------------------
(State or other jurisdiction of incorporation)      (Commission File Number)          (I.R.S. Employer
                                                                                     Identification No.)


 1315 Phillips Street, Dyersburg, Tennessee                       38024
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  (Address of principal executive offices)                      (Zip Code)



       Registrant's telephone number, including area code: (901) 285-2323



                                 Not Applicable
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          (Former name or former address, if changed since last report)



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Item 5.  Other Events
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         See attached press release.



Item 7.  Financial Statements, Pro Forma Information and Exhibits.
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(c)    Exhibits:

         99.1   Press Release dated July 29, 1997.



                                        2

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         DYERSBURG CORPORATION


Date:  July 30, 1997                     By: /s/ William S. Shropshire, Jr.
                                            -------------------------------
                                                  William S. Shropshire, Jr.
                                                  Chief Financial Officer





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                                  EXHIBIT INDEX


        NO.                                  EXHIBIT
     --------             ---------------------------------------------
       99.1               Press Release dated July 29, 1997.